GREAT-WEST FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Gail H. Klapper, a member of the Board of Directors of Great-West Funds, Inc., a Maryland corporation, do hereby constitute and appoint Ryan L. Logsdon as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Great-West Funds, Inc. on Form N-14 with respect to the merger of the Great-West Stock Index Fund into the Great-West S&P 500 Index Fund and the mergers of the Great-West Profile I Funds into the Great-West Profile II Funds, or any successor form of registration statement of the Securities and Exchange Commission, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April 2017.

/s/ Gail H. Klapper
Gail H. Klapper
Member, Board of Directors
Great-West Funds, Inc.

GREAT-WEST FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Stephen G. McConahey, a member of the Board of Directors of Great-West Funds, Inc., a Maryland corporation, do hereby constitute and appoint Ryan L. Logsdon as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Great-West Funds, Inc. on Form N-14 with respect to the merger of the Great-West Stock Index Fund into the Great-West S&P 500 Index Fund and the mergers of the Great-West Profile I Funds into the Great-West Profile II Funds, or any successor form of registration statement of the Securities and Exchange Commission, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April 2017.

/s/ Stephen G. McConahey
Stephen G. McConahey
Member, Board of Directors
Great-West Funds, Inc.

GREAT-WEST FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Steven A. Lake, a member of the Board of Directors of Great-West Funds, Inc., a Maryland corporation, do hereby constitute and appoint Ryan L. Logsdon as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Great-West Funds, Inc. on Form N-14 with respect to the merger of the Great-West Stock Index Fund into the Great-West S&P 500 Index Fund and the mergers of the Great-West Profile I Funds into the Great-West Profile II Funds, or any successor form of registration statement of the Securities and Exchange Commission, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April 2017.

/s/ Steven A. Lake
Steven A. Lake
Member, Board of Directors
Great-West Funds, Inc.

GREAT-WEST FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R. Timothy Hudner, a member of the Board of Directors of Great-West Funds, Inc., a Maryland corporation, do hereby constitute and appoint Ryan L. Logsdon as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Great-West Funds, Inc. on Form N-14 with respect to the merger of the Great-West Stock Index Fund into the Great-West S&P 500 Index Fund and the mergers of the Great-West Profile I Funds into the Great-West Profile II Funds, or any successor form of registration statement of the Securities and Exchange Commission, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April 2017.

/s/ R. Timothy Hudner
R. Timothy Hudner
Member, Board of Directors
Great-West Funds, Inc.

GREAT-WEST FUNDS, INC.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, James A. Hillary, a member of the Board of Directors of Great-West Funds, Inc., a Maryland corporation, do hereby constitute and appoint Ryan L. Logsdon as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Great-West Funds, Inc. on Form N-14 with respect to the merger of the Great-West Stock Index Fund into the Great-West S&P 500 Index Fund and the mergers of the Great-West Profile I Funds into the Great-West Profile II Funds, or any successor form of registration statement of the Securities and Exchange Commission, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April 2017.

/s/ James A. Hillary
James A. Hillary
Member, Board of Directors
Great-West Funds, Inc.